EXHIBIT 99.2



                          [LETTERHEAD OF ERNST & YOUNG]




April 4, 2003

Mr. Guy Sansone
Chief Financial Officer
HEALTHSOUTH Corporation
Birmingham, Alabama  35243

Dear Mr. Sansone:

This is to confirm that the client-auditor relationship between HEALTHSOUTH Corporation (Commission File Number 1-10315) and Ernst & Young LLP has ceased.

                                                     Very truly yours,

                                                     /s/ ERNST & YOUNG LLP


Cc:   Office of the Chief Accountant
      SECPS Letter File
      Securities and Exchange Commission
      Mail Stop 11-3
      450 Fifth Street, N.W.
      Washington, DC  20549